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Exhibit 10.13


                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT dated as of the 21st day of December, 2007 (this "Agreement") by and between GLOBAL RESOURCE CORPORATION, a Nevada corporation (the "Corporation"), and PROFESSIONAL OFFSHORE OPPORTUNITY FUND, LTD. (the "Investor").

                              W I T N E S S E T H :

         WHEREAS, the Investor owns or has the right to purchase or otherwise acquire shares of the Common Stock (as hereinafter defined) of the Corporation; and

         WHEREAS, the Corporation and the Investor deem it to be in their respective best interest to set forth the rights of the Investor in connection with the registration of such Common Stock under applicable securities laws; and

         WHEREAS, the execution and delivery of this Agreement is a condition to the Securities Purchase Agreement to be provided by the Investor to the Corporation on the date hereof;

         NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Corporation and the Investor hereby agree as follows:

         Section 1.        DEFINITIONS.

         As used in this Agreement the following terms shall have the following meanings:

         (a) "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         (b) "Common Stock" means the common stock, par value $.001, of the Corporation.

         (c) "Exchange Act" means the Securities Exchange Act of 1934 or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

         (d) "Investor" means Professional Offshore Opportunity Fund, Ltd., Professional Traders Fund LLC and each additional person who shall execute a counterpart signature page hereto, and includes any successor to, or assignee or transferee of, any such person who or which agrees in writing to be treated as an Investor hereunder and to be bound by the terms and comply with all applicable provisions hereof.

         (e) "Other Shares" means at any time those shares of Common Stock which do not constitute Primary Shares or Registrable Shares.

         (f) "Primary Shares" means at any time the authorized but unissued shares of Common Stock of the Corporation.

         (g) "Registrable Shares" means shares of Common Stock now or hereafter held by the Investor, whether acquired or acquirable pursuant to or in connection with the Securities Purchase Agreement, the Warrant or any other agreements in connection with this transaction. As to any particular Registrable


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Shares, once issued, such Registrable Shares shall cease to be Registrable
Shares when (i) they have been registered under the Securities Act, the registration statement in connection therewith has been declared effective and they have been disposed of pursuant to such effective registration statement,
(ii) they are eligible to be sold or distributed pursuant to Rule 144 within any consecutive three month period (including, without limitation, Rule 144(k)) without volume limitations, or (iii) they shall have ceased to be outstanding.

         (h) "Rule 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto.

         (i) "Securities Act" means the Securities Act of 1933 or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         (j) "Securities Purchase Agreement" means the Securities Purchase Agreement dated the date hereof between the Corporation and the Investor.

         (k) "Warrant" means each Warrant dated the date hereof issued by the Corporation to the Investor.

         SECTION 2. REGISTRATION.
         -----------------------

         (a) Mandatory Registration. The Corporation shall use its best efforts to prepare, and as soon as practicable, but not later than ninety (90) calendar days following the date hereof, file with the SEC a Registration Statement or Registration Statements (as necessary) on Form SB-2 (or, if such form is unavailable for such a registration, on such other form as is available for such a registration), covering the resale of all of two times the number of the Registrable Securities, which Registration Statement(s) shall state that, in accordance with Rule 416 promulgated under the 1933 Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon stock splits, stock dividends or similar transactions.

         (b) The Corporation shall cause a Registration Statement to be declared effective by the SEC by June 30, 2008.

         (c) The Corporation agrees not to include any other securities in this Registration Statement without Investor's prior written consent. Furthermore, except as provided in Section 2(d), the Company agrees that it will not file any other Registration Statement for other securities, until ninety (90) calendar days after the Registration Statement for the Registrable Securities is declared effective.

         (d) Investor acknowledges awareness of the Corporation's intent to file a Registration Statement in early 2008 covering the 11,188,996 shares of Common Stock previously issued for the acquisition of the assets of Carbon Recovery Corporation ("CRC") and the 11,145,225 shares previously issued for the acquisition of the assets of Mobilestream Oil, Inc. "MSRM"), together with:

         (i) 3,908,340 CRC "B" Warrants, exercisable at $2.75 per share, and the underlying 3,908,340 shares of Common Stock;


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         (ii) 1,397,600 CRC "C" Warrants, exercisable at $2.75 per share, and the underlying 1,397,600 shares of Common Stock;

         (iii) 1,397,600 CRC "D" Warrants, exercisable at $4.00 per share, and the underlying 1,397,600 shares of Common Stock; and

         (iv) 3,205,867 MSRM Warrants, exercisable at $4.75 per shares, and the underlying 3,705,867 shares of Common Stock.

         (v) Investor acknowledges awareness of the Corporation's intent to file a Registration Statement in early 2008 covering (x) the 300,000 Warrants issued to Black Diamond Fund LLP pursuant to the rescission of the prior "Westor transaction", consisting of the 150,000 Warrants exercisable at $.80, the 50,000 Warrants exercisable at $1.65 per share, the 50,000 Warrants exercisable at $1.85 per share, the 50,000 Warrants exercisable at $2.00 per share, and the underlying 300,000 shares of Common Stock and (y) the 500,000 Warrants issued to Nutmeg/Mercury Fund LLP pursuant to the rescission of the prior "Westor transaction", consisting of the 250,000 Warrants exercisable at $.80, the 83,333 Warrants exercisable at $1.65 per share, the 83,333 Warrants exercisable at $1.85 per share, the 83,334 Warrants exercisable at $2.00 per share, and the underlying 500,000 shares of Common Stock

         (e) PIGGYBACK REGISTRATION. Without limiting the obligations set forth in Section 2(a) through and including 2(c) of this Agreement, if the Corporation at any time proposes for any reason to register Primary Shares, Registrable Shares or other shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto, (other than the shares and warrants referenced in Section 2(d) above), it shall give written notice to the Investor of its intention so to register such Primary Shares, Registrable Shares or Other Shares at least 30 days before the initial filing of such registration statement and, upon the written request, delivered to the Corporation within 20 days after delivery of any such notice by the Corporation, of the Investor to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration and shall state that such Investor desires to sell such Registrable Shares in the public securities markets), the Corporation shall cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; PROVIDED, HOWEVER, that if the managing underwriter advises the Corporation that the inclusion of all Registrable Shares requested to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares, Registrable Shares or Other Shares proposed to be registered by the Corporation, then the number of Primary Shares, Registrable Shares and Other Shares proposed to be included in such registration shall be included in the following order:

         (f) if the Corporation proposes to register Primary Shares, or Primary Shares and Other Shares:

                  (i)      FIRST, the Primary Shares; and

                  (ii) SECOND, the Registrable Shares and Other Shares requested to be included in such registration (or, if necessary, such Registrable Shares and Other Shares PRO RATA among the holders thereof based upon the number of Registrable Shares and Other Shares requested to be registered by each such holder); or


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         (g) if the Corporation proposes to register Other Shares pursuant to a request for registration by the holders of such Other Shares (other than pursuant to Section 2 hereof):

                  (i) First, the Other Shares held by the parties demanding such registration; and

                  (ii) Second, the Registrable Shares and Other Shares (other than shares registered pursuant to Section 2(c)(1) hereof) requested to be registered by the holders hereof (or, if necessary, PRO RATA among the holders thereof based on the number of Registrable Shares and Other Shares requested to be registered by such holders).

         Section 2.        PREPARATION AND FILING.

         If and whenever the Corporation is under an obligation pursuant to the provisions of this Agreement to effect the registration of any Registrable Shares, the Corporation shall as expeditiously as practicable:

         (a) prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become effective and, upon the request of the holders of a majority of the Registrable Shares being registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or until the distribution contemplated in the registration statement has been completed; PROVIDED, HOWEVER, that (i) such 120-day period shall be extended for a period of time equal to the period the holders of Registrable Shares refrain from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Shares are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis; AND PROVIDED further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit (in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement) the incorporation by reference, in the registration statement, of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act.

         (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

         (c) furnish, at least five business days before filing a registration statement that registers such Registrable Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one counsel selected by the Investor (the "Investor's Counsel"), copies of all such documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Investor's Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);


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         (d) notify in writing the Investor's Counsel promptly (i) of the receipt by the Corporation of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Corporation of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and
(iii) of the receipt by the Corporation of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

         (e) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the Investor reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Investor to consummate the disposition in such jurisdictions of the Registrable Shares owned by the Investor; provided, however, that the Corporation will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this paragraph (e) or to provide any material undertaking or make any changes in its By-laws or Certificate of Incorporation which the Board of Directors determines to be contrary to the best interests of the Corporation or to modify any of its contractual relationships then existing;

         (f) furnish to the Investor holding such Registrable Shares such number of copies of a summary prospectus, if any, or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Investor may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

         (g) without limiting subsection (e) above, use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Corporation to enable the Investor holding such Registrable Shares to consummate the disposition of such Registrable Shares;

         (h) notify the Investor holding such Registrable Shares on a timely basis at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in subparagraph (a) of this Section 3, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of the Investor, prepare and furnish to such Investor a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

         (i) subject to the execution of confidentiality agreements in form and substance satisfactory to the Corporation, make available upon reasonable notice and during normal business hours, for inspection by the Investor holding such Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained


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by the Investor or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Corporation (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Corporation's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Corporation determines in good faith to be confidential and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or an omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public; the Investor agrees that it will, upon learning that disclosure of such information is sought in a court of competent jurisdiction, give notice to the Corporation and allow the Corporation, at the Corporation's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

         (j) use its best efforts to obtain from its independent certified public accountants "cold comfort" letters addressed to the Corporation and any selling shareholders in customary form and at customary times and covering matters of the type customarily covered by cold comfort benefits;

         (k) use its best efforts to obtain from its counsel an opinion or opinions in customary form addressed to the Corporation and any selling shareholders;

         (l) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each holder of Registrable Shares participating in such underwriting shall also enter into and perform its obligations under such an agreement;

         (m) provide a transfer agent and registrar (which may be the same entity and which may be the Corporation) for such Registrable Shares and a CUSIP number for all such Registrable Shares, in each case not later than the effective date of such registration;

         (n) issue to any underwriter to which the Investor holding such Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares;

         (o) , use its best efforts to qualify such Registrable Shares for trading on the OTC Bulletin Board;

         (p) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11 (a) of the Securities Act; and

         (q) subject to all the other provisions of this Agreement, use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

         (r) Each holder of the Registrable Shares, upon receipt of any notice from the Corporation of any event of the kind described to Section 3(h) hereof, shall forthwith discontinue disposition of the Registrable Shares pursuant to the registration statement covering such Registrable Shares until such holders'

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receipt of the copies of the supplemented or amended prospectus contemplated by
Section 3(h) hereof, and, if so directed by the Corporation, such holder shall deliver to the Corporation all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Shares at the time of receipt of such notice.

         Section 3.        EXPENSES.
                           --------

         All expenses (other than underwriting discounts and commissions relating to the Registrable Shares, as provided in the last sentence of this
Section 4) incurred by the Corporation in complying with Section 3, including, without limitation, all registration and filing fees (including all expenses incident to filing with the Financial Industry Regulatory Authory, Inc. "FINRA"), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Corporation's counsel and accountants, and a $5,000 expense payment to the Investor to pay for its review of the Corporation's filings, shall be paid by the Corporation; PROVIDED, HOWEVER, that all underwriting discounts and selling commissions applicable to the Registrable Shares and Other Shares shall be borne by the holders selling such Registrable Shares and Other Shares, in proportion to the number of Registrable Shares and Other Shares sold by each such holder.

         Section 4.        INDEMNIFICATION.

         (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Corporation shall indemnify and hold harmless the holders of Registrable Shares, each underwriter, broker or any other person acting on behalf of the holders of Registrable Shares and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or allegedly untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, the Exchange Act or any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Corporation of the Securities Act or state securities or blue sky laws applicable to the Corporation and relating to action or inaction required of the Corporation in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse the holders of Registrable Shares, such underwriter, such broker or such other person acting on behalf of the holders of Registrable Shares and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action (including any legal or other expenses incurred) arises out of or is based upon an untrue statement or allegedly untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Corporation by the holders of Registrable Shares or their counsel or underwriter for use in the

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preparation thereof; PROVIDED FURTHER, HOWEVER, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the final prospectus (filed pursuant to Rule 424 of the Securities Act), such indemnity agreement shall not inure to the benefit of any Investor, underwriter, broker or other person acting on behalf of holders of the Restricted Shares from whom the person asserting any loss, claim, damage, liability or expense purchased the Restricted Shares which are the subject thereof, if a copy of such final prospectus had been made available to such person and such Investor, underwriter, broker or other person acting on behalf of holders of the Registrable Shares and such final prospectus was not delivered to such person with or prior to the written confirmation of the sale of such Registrable Shares to such person.

         (b) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each holder of Registrable Shares shall severally and not jointly indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph (a) of this
Section 5) the Corporation, each director of the Corporation, each officer of the Corporation who shall sign such registration statement, each underwriter, broker or other person acting on behalf of the holders of Registrable Shares and each person who controls any of the foregoing persons within the meaning of the Securities Act with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation or such underwriter specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; PROVIDED, HOWEVER, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each Seller of Registrable Shares, to an amount equal to the net proceeds actually received by such Seller from the sale of Registrable Shares effected pursuant to such registration.

         (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 5, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. The failure of any indemnified party to notify an indemnifying party of any such action shall not (unless such failure shall have a material adverse effect on the indemnifying party) relieve the indemnified party on account of this Section 5. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; PROVIDED, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are in conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 5, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party (but shall have the right to participate therein with counsel of its choice) and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the

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matters covered by the indemnity agreement provided in this Section 5. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim.

         (d) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall contribution obligations of this Section 5(d) exceed the net proceeds from the offering received by such holder after deducting underwriting fees, discounts and commissions. No person guilty of fraudulent misrepresentation or omission shall be entitled to contribution from any person.

         Section 5.        UNDERWRITING AGREEMENT.

         Notwithstanding the provisions of Sections 2, 3, 4 and 5, to the extent that the Investor shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such agreement addressing such issue or issues shall control; PROVIDED, HOWEVER, that any such agreement to which the Corporation is not a party shall not be binding upon the Corporation. No holder may participate in any underwritten registration hereunder unless such holder
(a) agrees to such holder's securities on the basis provided in any underwriting arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably and customarily required under the terms of such underwriting arrangements.

         Section 6.        INFORMATION BY INVESTOR.

         The Investor shall furnish to the Corporation such written information regarding the Investor and the distribution proposed by the Investor as the Corporation may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

         Section 7.        EXCHANGE ACT COMPLIANCE.

         With a view to making available to the Investor the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the Commission may at any time permit the Investor to sell securities of the Corporation to the public without registration or pursuant to a registration on Form S-3, the Company agrees, on and after becoming subject to reporting obligations under the federal securities laws, to:

         (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Corporation for the offering of its securities to the general public;


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         (b) file with the Commission in a timely manner all reports and other documents required of the Corporation under the Securities Act and the Exchange Act; and

         (c) furnish to the Investor, so long as the Investor owns any Registrable Shares, forthwith upon request (i) a written statement by the Corporation that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Corporation), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Corporation and such other reports and documents so filed by the Corporation, and (iii) such other information as may be reasonably requested in availing any Investor of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

         Section 8.        NO CONFLICT OF RIGHTS.

         The Corporation shall not, after the date hereof, grant any registration rights which conflict with or impair the registration rights granted hereby. In the event the Corporation grants to any person any registration rights that are superior in scope or substance to the registration rights granted to the Investor, such superior rights shall be simultaneously granted to such holders.

         Section 9.        TERMINATION.

         This Agreement shall terminate and be of no further force or effect when there shall no longer be any Registrable Shares outstanding; provided that Sections 4 and 5 shall survive any termination of this Agreement.

         Section 10.       SUCCESSORS AND ASSIGNS.

         This Agreement shall bind and inure to the benefit of the Corporation and the Investor and, subject to Section 12, the respective successors and assigns of the Corporation and the Investor.

         Section 11.       ASSIGNMENT.

         Each Investor may assign its rights hereunder to any purchaser or transferee of Registrable Shares; provided, however, that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as an Investor whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such purchaser or transferee was originally included in the definition of an Investor herein and had originally been a party hereto

         Section 12.       ENTIRE AGREEMENT.

         This Agreement and the other writings referred to herein or therein or delivered pursuant hereto or thereto, contain the entire agreement among the Investor and the Corporation with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.


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

         Section 13.       NOTICES.
                           -------

         All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally-recognized overnight courier or first class registered or certified mail return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:


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



                  if to the Corporation, to:

                           Global Resource Corporation
                           Bloomfield Business Park
                           408 Bloomfield Dr. Unit 3,
                           West Berlin, New Jersey 08091
                           Attention:  Frank G. Pringle, CEO
                           Facsimile Number:

                  if to the Investor, to:

                           Professional Offshore Opportunity Fund, Ltd.
                           ? Professional Traders Management, LLC
                           1400 Old Country Road, Suite 206
                           Westbury, New York 11590
                           Telephone:  516-228-0070

                           Fax:  516-228-8083
                           Attention:  Howard Berger

         All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch and (c) in the case of mailing, on the third business day after the posting thereof.

         Section 14.       MODIFICATIONS; AMENDMENTS; WAIVERS.

         The terms and provisions of this Agreement may not be modified or amended, nor may any provision be waived, except pursuant to a writing signed by the Corporation and the holders of at least a majority of the Registrable Shares then outstanding.

         Section 15.       COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         Section 16.       HEADINGS.

         The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

         Section 17.       GOVERNING LAW; JURISDICTION, JURY WAIVER; VENUE.
                           -----------------------------------------------

         (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly therein. No other state's law shall apply to any claim relating to or arising from this Agreement or any transaction relating to this Agreement. THE COMPANY AND THE INVESTOR CONSENT THAT ANY LEGAL ACTION OR PROCEEDING AGAINST EITHER OF THEM UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT, OR ANY OTHER INSTRUMENT OR DOCUMENT EXECUTED AND DELIVERED IN

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

CONNECTION HEREWITH SHALL BE BROUGHT EXCLUSIVELY IN ANY COURT OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE, IN THE COUNTY OF NEW YORK. THE COMPANY AND THE INVESTOR, BY THE EXECUTION AND DELIVERY OF THIS AGREMENT, EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDINGS. THE COMPANY AND THE INVESTOR AGREE THAT PERSONAL JURISDICTION OVER EITHER OF THEM MAY BE OBTAINED BY THE DELIVERY OF A SUMMONS (POSTAGE PREPAID) IN ACCORDANCE WITH THE PROVISIONS OF SECTION 14 OF THIS AGREEMENT. ASSUMING DELIVERY OF THE SUMMONS IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 14 OF THIS AGREEMENT, THE COMPANY AND THE INVESTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVE ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS.


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


         IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first set forth above.

                                            GLOBAL RESOURCE CORPORATION


                                            By:___________________________
                                                  Name:
                                                  Title:



                                            PROFESSIONAL OFFSHORE OPPORTUNITY
                                                     FUND, LTD.


                                            By:______________________________
                                                  Name:
                                                 Title:




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